Exhibit 99

NEWS RELEASE

PATTERSON COMPANIES REPORTS FISCAL 2020

FIRST-QUARTER OPERATING RESULTS

•	Delivered first-quarter reported net sales of $1.3 billion.

•	Grew first-quarter adjusted operating margin by 23 bps year-over-year, as a result of margin expansion in both Animal Health and Dental segments.

•	Generated $51.6 million in adjusted free cash flow[1] for the quarter; adjusted free cash flow increased 30 percent year-over-year.

•	Delivered first-quarter GAAP earnings of $0.32 per diluted share and adjusted earnings[1] of $0.27 per diluted share, a 3.8 percent increase year-over-year.

•	Updates GAAP earnings guidance range to $1.13 to $1.23 per diluted share and reaffirms adjusted earnings[1] guidance range.

St. Paul, Minn. — August 29, 2019 — Patterson Companies, Inc. (Nasdaq: PDCO) today reported consolidated net sales of approximately $1.3 billion (see attached Sales Summary for further details) in its fiscal first quarter ended July 27, 2019, a decline of 0.6 percent compared to the same period last year. Internal sales, which are adjusted for the effects of currency translation and changes in product selling relationships, increased 0.4 percent.

Reported net income attributable to Patterson Companies, Inc. for the first quarter of fiscal 2020 was $30.0 million, or $0.32 per diluted share, compared to a loss of $4.5 million, or $0.05 per diluted share, in the first quarter of fiscal 2019. The year-over-year improvement included a one-time investment gain and a lower legal reserve. Adjusted net income1 attributable to Patterson Companies, Inc., which excludes deal amortization costs, integration and business restructuring expenses, legal reserve costs and an investment gain, totaled $25.4 million for the first quarter of fiscal 2020, or $0.27 per diluted share, compared to $24.0 million in the same quarter of fiscal 2019, or $0.26 per diluted share.

“Our results in the first quarter of fiscal 2020 reflect the impact of our continued actions to drive improved profitability in our core business, as we delivered the second consecutive quarter of year-over-year adjusted EPS growth” said Mark Walchirk, President and CEO of Patterson Companies. “Despite experiencing modest internal sales growth in the quarter, we drove improved profitability in both of our business segments through operational improvements, effective mix management and expense discipline. We are confident that the continued stabilization of our core business combined with the execution of our growth initiatives will enable Patterson to invest for the future and deliver enhanced value for our customers and shareholders.”

Patterson Animal Health

Reported net sales in our Animal Health segment for the first quarter of fiscal 2020, which comprised approximately 62 percent of the company’s total sales, were $817.5 million compared to $825.2 million in the first quarter of last year. Internal sales for the segment increased 0.5 percent from the fiscal 2019 first quarter.

Patterson Dental

Reported net sales in our Dental segment for the first quarter of fiscal 2020, which represented approximately 38 percent of total company sales, were $501.1 million compared to $506.1 million in the first quarter of last year. Internal sales decreased 0.8 percent compared to the fiscal 2019 first quarter.

NEWS RELEASE

Balance Sheet and Capital Allocation

For the first quarter of fiscal 2020 Patterson Companies used $45.2 million of cash from operating activities and collected deferred purchase price receivables of $105.7 million, netting $60.5 million in cash, compared to a total of $221.0 million in the first quarter of fiscal 2019. However, the previous year contained the initiation of the trade accounts receivable facility in the amount of $171.0 million. On an adjusted free cash flow1 basis, cash generated for the first quarter of fiscal 2020 is $11.8 million higher than the year ago period.

In the first quarter of fiscal 2020, Patterson Companies paid $25.5 million in cash dividends to shareholders.

FY2020 Guidance

Patterson Companies today updated its fiscal 2020 earnings guidance, which is provided on both a GAAP and non-GAAP adjusted1 basis:

•	GAAP earnings are now expected to be in the range of $1.13 to $1.23 per diluted share.

•	Non-GAAP adjusted earnings[1] expectations were reaffirmed to be in the range of $1.33 to $1.43 per diluted share.

•	Our non-GAAP adjusted earnings[1] guidance excludes the after-tax impact of:

•	Deal amortization expenses of approximately $28.7 million ($0.32 per diluted share).

•	Integration and business restructuring expenses of approximately $1.4 million ($0.02 per diluted share).

•	Legal reserve expenses of approximately $13.3 million ($0.14 per diluted share).

•	Investment gain of approximately $26.5 million ($0.28 per diluted share).

Our guidance is for current operations as well as completed or previously announced acquisitions and does not include the impact of potential future acquisitions or similar transactions, if any, or impairments and material restructurings beyond those previously publicly disclosed. Our guidance assumes North American and international market conditions similar to those experienced in fiscal 2019.

1Non-GAAP Financial Measures

The Reconciliation of GAAP to non-GAAP Measures table appearing behind the accompanying financial information is provided to adjust reported GAAP measures, namely operating income, income before taxes, income tax expense, net income, net income attributable to Patterson Companies, Inc. and diluted earnings per share attributable to Patterson Companies, Inc., for the impact of deal amortization, integration and business restructuring expenses, legal reserve costs, and an investment gain, along with the related tax effects of these items.

The term “adjusted free cash flow” used in this release is defined as net cash provided by (used in) operating activities less capital expenditures less the one-time benefit from the fiscal 2019 initiation of our trade account receivables facility plus collection of deferred purchase price receivables.

In addition, the term “internal sales” used in this release represents net sales adjusted to exclude foreign currency impact and changes in product selling relationships. Foreign currency impact represents the difference in results that is attributable to fluctuations in currency exchange rates the company uses to convert results for all foreign entities where the functional currency is not the U.S. dollar. The company calculates the impact as the difference between the current period results translated using the current period currency exchange rates and using the comparable prior period’s currency exchange rates. The company believes the disclosure of net sales changes in constant currency provides useful supplementary information to investors in light of significant fluctuations in currency rates.

Management believes that these non-GAAP measures may provide a helpful representation of the company’s first-quarter performance and earnings guidance, and enable comparison of financial results between periods where certain items may vary independent of business performance. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

NEWS RELEASE

First-Quarter Conference Call and Replay

Patterson Companies’ fiscal 2020 first-quarter earnings conference call will start at 10 a.m. Eastern today. Investors can listen to a live webcast of the conference call at www.pattersoncompanies.com. The conference call will be archived on the Patterson Companies website. A replay of the fiscal 2020 first-quarter conference call can be heard for one week at 800-585-8367 and by providing the Conference ID 6269105 when prompted.

About Patterson Companies, Inc.

Patterson Companies, Inc. (Nasdaq: PDCO) is a value-added distributor serving the dental and animal health markets.

Dental Market

Patterson’s Dental segment provides a virtually complete range of consumable dental products, equipment and software, turnkey digital solutions and value-added services to dentists and dental laboratories throughout North America.

Animal Health Market

Patterson’s Animal Health segment is a leading distributor of products, services and technologies to both the production and companion animal health markets in North America and the U.K.

This press release contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond Patterson’s ability to control. Forward-looking statements generally can be identified by words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Patterson or the price of Patterson stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such risks and uncertainties include, without limitation, operations disruptions attributable to our enterprise resource planning system implementation; our ability to attract or retain qualified sales representatives and service technicians who relate directly with our customers; the reduction, modification, cancellation or delay of purchases of innovative, high-margin equipment; material changes in our purchasing relationships with suppliers; changes in general market and economic conditions; and the other risks and important factors contained and identified in Patterson’s filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. Any forward-looking statement in this press release speaks only as of the date on which it is made. Except to the extent required under the federal securities laws, Patterson does not intend to update or revise the forward-looking statements.

NEWS RELEASE

INVESTOR CONTACT:	John M. Wright, Investor Relations
COMPANY:	Patterson Companies Inc.
TEL:	651.686.1364
EMAIL:	john.wright@pattersoncompanies.com

MEDIA CONTACT:	Patterson Corporate Communications
COMPANY:	Patterson Companies Inc.
TEL:	651.905.3349
EMAIL:	corporate.communications@pattersoncompanies.com

WEB:	pattersoncompanies.com
SOURCE:	Patterson Companies Inc.

# # #

NEWS RELEASE

PATTERSON COMPANIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	July 27, 2019	July 28, 2018
Net sales	$1,328,651	$1,336,320
Gross profit	290,054	283,663
Operating expenses	273,380	279,149

Operating income	16,674	4,514

Other income (expense):
Other income, net	31,917	1,253
Interest expense	(8,690)	(11,221)

Income (loss) before taxes	39,901	(5,454)
Income tax expense (benefit)	10,094	(945)

Net income (loss)	29,807	(4,509)
Net loss attributable to noncontrolling interests	(235)	(53)

Net income (loss) attributable to Patterson Companies, Inc.	$30,042	$(4,456)

Earnings (loss) per share attributable to Patterson Companies, Inc.:
Basic	$0.32	$(0.05)

Diluted	$0.32	$(0.05)

Weighted average shares:
Basic	93,795	92,529
Diluted	94,623	92,529

Dividends declared per common share	$0.26	$0.26

NEWS RELEASE

PATTERSON COMPANIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	July 27, 2019	April 27, 2019
ASSETS
Current assets:
Cash and cash equivalents	$109,781	$95,646
Receivables, net	502,662	582,094
Inventory	809,643	761,018
Prepaid expenses and other current assets	160,578	165,605

Total current assets	1,582,664	1,604,363
Property and equipment, net	305,443	305,790
Operating lease right-of-use assets	85,739	—
Goodwill and identifiable intangibles, net	1,156,525	1,167,379
Long-term receivables, net and other	219,251	191,737

Total assets	$3,349,622	$3,269,269

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$625,435	$648,418
Other accrued liabilities	191,386	203,319
Operating lease liabilities	31,587	—
Current maturities of long-term debt	25,819	23,975

Total current liabilities	874,227	875,712
Long-term debt	718,145	725,341
Non-current operating lease liabilities	56,026	—
Other non-current liabilities	197,847	187,709

Total liabilities	1,846,245	1,788,762
Stockholders’ equity	1,503,377	1,480,507

Total liabilities and stockholders’ equity	$3,349,622	$3,269,269

NEWS RELEASE

PATTERSON COMPANIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended
	July 27, 2019	July 28, 2018
Operating activities:
Net income (loss)	$29,807	$(4,509)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	20,632	20,857
Investment gain	(34,334)	—
Non-cash employee compensation	10,234	6,357
Deferred consideration in securitized receivables	(105,697)	(15,509)
Change in assets and liabilities, net of acquired	34,134	198,265

Net cash provided by (used in) operating activities	(45,224)	205,461

Investing activities:
Additions to property and equipment	(8,901)	(10,184)
Collection of deferred purchase price receivables	105,697	15,509
Other investing activities	—	2,244

Net cash provided by investing activities	96,796	7,569

Financing activities:
Dividends paid	(25,538)	(25,289)
Retirement of long-term debt	(5,533)	(176,633)
Draw on revolving credit	—	16,000
Other financing activities	(5,085)	2,117

Net cash used in financing activities	(36,156)	(183,805)
Effect of exchange rate changes on cash	(1,281)	(733)

Net change in cash and cash equivalents	14,135	28,492
Cash and cash equivalents at beginning of period	95,646	62,984

Cash and cash equivalents at end of period	$109,781	$91,476

NEWS RELEASE

PATTERSON COMPANIES, INC.

SALES SUMMARY

(Dollars in thousands)

(Unaudited)

Three Months Ended	July 27, 2019	July 28, 2018	Total Sales Growth	Foreign Exchange Impact	Other (a)	Internal Sales Growth
Consolidated net sales
Consumable	$1,096,017	$1,109,397	(1.2)%	(0.8)%	(0.3)%	(0.1)%
Equipment and software	139,237	146,898	(5.2)	(0.2)	—	(5.0)
Value-added services and other	93,397	80,025	16.7	(0.3)	—	17.0

Total	$1,328,651	$1,336,320	(0.6)%	(0.7)%	(0.3)%	0.4%

Dental
Consumable	$302,011	$304,239	(0.7)%	(0.3)%	—%	(0.4)%
Equipment and software	125,684	134,957	(6.9)	(0.3)	—	(6.6)
Value-added services and other	73,441	66,868	9.8	(0.1)	—	9.9

Total	$501,136	$506,064	(1.0)%	(0.2)%	—%	(0.8)%

Animal Health
Consumable	$794,006	$805,158	(1.4)%	(1.0)%	(0.5)%	0.1%
Equipment and software	13,553	11,941	13.5	—	—	13.5
Value-added services and other	9,980	8,115	23.0	(1.9)	—	24.9

Total	$817,539	$825,214	(0.9)%	(1.0)%	(0.4)%	0.5%

Corporate
Value-added services and other	$9,976	$5,042	97.9%	—%	—%	97.9%

Total	$9,976	$5,042	97.9%	—%	—%	97.9%

NEWS RELEASE

PATTERSON COMPANIES, INC.

OPERATING INCOME BY SEGMENT

(In thousands)

(Unaudited)

	Three Months Ended
	July 27, 2019	July 28, 2018
Operating income (loss)
Dental	$34,004	$35,873
Animal Health	19,624	19,032
Corporate	(36,954)	(50,391)

Total	$16,674	$4,514

NEWS RELEASE

PATTERSON COMPANIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(Dollars in thousands, except per share amounts)

(Unaudited)

For the three months ended July 27, 2019	GAAP	Deal amortization	Integration and business restructuring expenses	Legal reserve expenses	Investment gain	Non-GAAP
Operating income	$16,674	$9,253	$1,955	$17,666	$—	$45,548
Other income (expense), net	23,227	—	—	—	(34,334)	(11,107)

Income (loss) before taxes	39,901	9,253	1,955	17,666	(34,334)	34,441
Income tax expense (benefit)	10,094	2,201	494	4,416	(7,884)	9,321

Net income (loss)	29,807	7,052	1,461	13,250	(26,450)	25,120
Net loss attributable to noncontrolling interests	(235)	—	—	—	—	(235)

Net income (loss) attributable to Patterson Companies, Inc.	$30,042	$7,052	$1,461	$13,250	$(26,450)	$25,355

Diluted earnings (loss) per share attributable to Patterson Companies, Inc.*	$0.32	$0.07	$0.02	$0.14	$(0.28)	$0.27

Operating income as a % of sales	1.3%					3.4%
Effective tax rate	25.3%					27.1%

For the three months ended July 28, 2018	GAAP	Deal amortization	Integration and business restructuring expenses	Legal reserve expenses	Investment gain	Non-GAAP
Operating income	$4,514	$9,966	$—	$28,263	$—	$42,743
Other income (expense), net	(9,968)	—	—	—	—	(9,968)

Income (loss) before taxes	(5,454)	9,966	—	28,263	—	32,775
Income tax expense (benefit)	(945)	2,286	—	7,523	—	8,864

Net income (loss)	(4,509)	7,680	—	20,740	—	23,911
Net loss attributable to noncontrolling interests	(53)	—	—	—	—	(53)

Net income (loss) attributable to Patterson Companies, Inc.	$(4,456)	$7,680	$—	$20,740	$—	$23,964

Diluted earnings (loss) per share attributable to Patterson Companies, Inc.*	$(0.05)	$0.08	$—	$0.22	$—	$0.26

Operating income as a % of sales	0.3%					3.2%
Effective tax rate	17.3%					27.0%

*	May not sum due to rounding

NEWS RELEASE

PATTERSON COMPANIES, INC.

COMPUTATION OF ADJUSTED FREE CASH FLOW

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	July 27, 2019	July 28, 2018
Net cash provided by (used in) operating activities	$(45,224)	$205,461

Less:
Capital expenditures	(8,901)	(10,184)

Free cash flow	$(54,125)	$195,277

Plus:
Collection of deferred purchase price receivables	$105,697	$15,509
Less:
Initiation of trade account receivables facility	—	(171,000)

Adjusted free cash flow	$51,572	$39,786